EXHIBIT 99.1

AJ. ROBBINS, P.C.
CERTIFIED PUBLIC ACCOUNTANTS
216 SIXTEENTH STREET
SUITE 600
DENVER, COLORADO 80202

April 2, 2009

United States Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Manhattan Scientifics, Inc.

Dear Sir/Madam:

We have read Item 4.01 of the form 8-K for Manhattan Scientifics, Inc., dated April 2, 2009 regarding the recent change of auditors. We agree with such statement made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.01.

Very truly yours,

AJ. Robbins, PC

by   /s/ Craig Stegeman
Craig Stegeman, CPA